UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2010

INTERNATIONAL GAME TECHNOLOGY

(Exact name of Registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada	89521
(Address of Principal Executive Offices)	(Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 3, 2010, International Game Technology (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300 million aggregate principal amount of the Company’s 5.500% Notes due 2020 (the “Notes”). The offering of the Notes was completed on June 8, 2010.

The Notes were offered and sold under the Company’s shelf registration statement on Form S-3 (File No. 333-158250) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on March 27, 2009, a prospectus dated March 27, 2009, and a prospectus supplement dated June 3, 2010 and filed with the Commission on June 4, 2010 (the “Prospectus Supplement”).  The Notes have been issued pursuant to an indenture, dated as of June 15, 2009 (the “Base Indenture”), as amended by a second supplemental indenture, dated as of June 8, 2010 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), each by and between the Company and Wells Fargo Bank, National Association, as trustee.

The Notes accrue interest at a rate of 5.500% per annum, payable semiannually, on June 15 and December 15, commencing on December 15, 2010, and mature on June 15, 2020.

The Notes are unsecured obligations of the Company.  The Indenture and the Notes contain certain covenants, and provide for optional and mandatory redemption under certain circumstances.  The terms of the Notes are described in the Prospectus Supplement and the related prospectus filed as part of the Registration Statement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of Note, which are filed as Exhibit 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Underwriting Agreement, dated June 3, 2010, by and among the Company, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters listed therein.

4.1

Indenture, dated June 15, 2009, by and between the Company and Wells Fargo Bank, National Association as trustee (Incorporated by reference to Exhibit 4.1 to the Form 8-K filed with the Securities and Exchange Commission on June 15, 2009).

4.2	Second Supplemental Indenture, dated June 8, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 5.500% Note due 2020 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of J. Kenneth Creighton, Esq.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: June 8, 2010	By:	/s/ Patrick Cavanaugh
Patrick Cavanaugh
Executive Vice President, Chief Financial Officer and Treasurer

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